UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 1, 2013

Oxford Industries, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-04365	58-0831862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

999 Peachtree Street, N.E., Ste. 688, Atlanta, GA	30309
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (404) 659-2424

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 27, 2013, the Board of Directors (the “Board”) of Oxford Industries, Inc. (the “Company”) approved certain amendments to the Company’s Bylaws. The amendments modified:

•                  Section 2 of Article II of the Bylaws to increase the number of members on the Board of Directors from 10 to 11;

•                  Section 3 of Article II of the Bylaws to specify that special meetings of the Board may be called by the Chairman of the Board or by the Chief Executive Officer or by at least 30 percent of the Directors, as opposed to by the Chairman of the Board or by the President or by at least 30 percent of the Directors;

•                  Section 4 of Article II of the Bylaws to clarify that notice of any Board meeting may be provided to each director by email or other electronic transmissions;

•                  Section 1 of Article III of the Bylaws to specify that the Board has discretionary authority, as opposed to a mandatory obligation, with respect to filling the position of each of the named officers in the Bylaws;

•                  Section 2 of Article III of the Bylaws to clarify that the Chairman of the Board need not be an employee or officer of the Company;

•                  Sections 2 and 3 of Article III of the Bylaws to clarify the Chairman of the Board’s authority and discretion with respect to designating another director or officer to preside at shareholder, Board and Executive Committee meetings, as opposed to designating the Chief Executive Officer to preside in case of the absence or disability of the Chairman; and

•                  Article VI of the Bylaws to conform to applicable Georgia Code provisions the requisite standards of conduct required of personnel entitled to indemnification and to specify the Company’s authority with respect to the permissive indemnification of employees and agents of the Company, advancement of expenses for indemnified personnel, maintenance of insurance for the benefit of the indemnified personnel and the effectiveness of the newly amended provisions, all of which were not expressly provided for pursuant to the Bylaws, as previously in effect.

A copy of the Company’s Bylaws, as restated to reflect the amendments, is filed with this report as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

3.1	Bylaws of Oxford Industries, Inc., as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OXFORD INDUSTRIES, INC.

Date: April 1, 2013	By	/s/ Thomas E. Campbell
		Name:	Thomas E. Campbell
		Title:	Senior Vice President-Law and Administration, General Counsel and Secretary